Exhibit 10.19

Amendment of Solicitation/Modification of Contract dated as of September 23, 2009 by and between the National Institutes of Health and SeraCare Life Sciences, Inc.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID NO.

PAGE OF PAGES: 1 | 2

2. AMENDMENT/MODIFICATION NO.: Twenty-Five (25)

3. EFFECTIVE DATE: See Block 16C.

4. REQUISITION/PURCHASE REQ. NO.

5. PROJECT NO. (If applicable)

6. ISSUED BY — CODE

National Institutes of Health
National Heart, Lung, and Blood Institute
6701 Rockledge Drive (RKL2), MSC 7902
Bethesda, MD 20892-7902

7. ADMINISTERED BY (If other than Item 6) — CODE

BDR Contracts Branch, OA, DERA, NHLBI
AIIN: 268987144
OMB No. 0990-0115

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

CODE | FACILITY CODE

(✓) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 13)

✓ 10A. MODIFICATION OF CONTRACT/ORDER NO.: N01-HB-87144

10B. DATED (SEE ITEM 13): June 15, 1998

11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

FY 2009 Funds Obligated $2,191,000

EIN 1-330056054-A1 DOC. No. N1HB87144A O.C. 25.55 DUNS No. 801-56-3156 NHLBI CAN 9-8470217 $2,191,000

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(✓) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

✓ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602 and Mutual Agreement of the Parties

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To increase the total amount of the contract and to provide incremental funding to cover contract performance through October 31, 2010.

CONTRACT AMOUNT:	Estimated Cost	Fixed Fee	Total Est Cost Plus Fixed Fee
Previously Allotted	$ 14,921,589	$ 867,979	$ 15,789,568
Allotted by this Modification	2,057,277	133,723	2,191,000
Amount Remaining to be Obligated	956,317	62,161	1,018,478
Total Contract Amount	$17,935,183	$1,063,863	$18,999,046 **(Changed)**

EXPIRATION DATE: April 30, 2011 (Unchanged) **CONTRACT TYPE:** Cost Reimbursement (Completion)

Except as provided herein, all items and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print): Susan L.N. Vogt, President and CEO

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print): Lynn Furtaw, Contracting Officer

15B. CONTRACTOR/OFFEROR: Susan M Vogt (Signature of person authorized to sign)

15C. DATE SIGNED: 9/22/2009

16B. UNITED STATES OF AMERICA BY Lynn Furtaw (Signature of Contracting Officer)

16C. DATE SIGNED: 9/23/09

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE
30-105
STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
CONTINUATION PAGE

Contract No. N01-HB-87144 Modification No. 25	Page 2 of 2 Pages

1. ARTICLE B.2. ESTIMATED COST AND FIXED FEE, is revised to read as follows:

a.	The estimated cost of this contract is increased by $3,013,594 from $14,921,589 to $17,935,183.

b.	The fixed fee for this contract is increased by $195,884 from $867,979 to $1,063,863. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the witholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE 1.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c.	The Government’s obligation, represented by the sum of the estimated cost plus fixed fee is increased by $3,209,478 from $15,789,568 to $18,999,046.

d.	Total funds currently available for payment and allotted to this contract are increased by $2,191,000 from $15,789,568 to $17,980,568 of which $16,978,866 represents the estimated costs, and of which $1,001,702 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE 1.2. Authorized Substitutions of Clauses.

e.	It is estimated that the amount currently allotted will cover performance of the contract through October 31,2010.

f.	The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

g.	Future increments to be allotted to this contract are estimated as follows:

Performance Period	Amount

11/01/2010-04/30/2011	$1,018,478

2. SECTION J. LIST OF ATTACHMENTS – Attachment 3., Financial Report of Individual Project/Contract, NIH2706, Page 1 is deleted in its entirety and the attached Page 1 is substituted thereof.

National Institutes of Health
Financial Report of Individual
Project/Contract		Project Task:
Complete this form in accordance with		Maintenance of NHLBI Biological			Contract No:				0990-0134
accompanying Instructions		Specimen Repository			N01-HB-87144		Date of Report:		0990-0131
					Contractor Name and Address:
					SeraCare Life Sciences, Inc.
					DBA SeraCare BioServices
					217 Perry Parkway
					Gaithersburg, Maryland 20877
		Reporting Period:
			Cumulative
	Percentage of		Incurred
Expenditure Category	Effort/Hours		Cost at	Incurred	Cumulative	Estimated	Estimated	Funded
			End of	Cost-Current	Cost to Date	Cost to	Cost at	Contract
			Prior	Period	(D + E)	Complete	Completion	Amount	Variance
	Funded	Actual	Period				(F + G)	Through	(Over or
								October 31,	Under)
								2010	(I-H)
A	B	C	D	E	F	G	H	I	J
Principal Investigator

Laboratory Staff

Data Entry

Total Direct Labor								$4,453,149

Materials & Supplies								$1,339,723

Other Direct Costs								$721,919

Travel								$13,059

Freezers/Freezer Equipment								$1,290,050

Information Management Systems Subcontract								$808,592

Subcontract-2								$1,000

Contract Generated Revenue								$(14,000)

Subtotal								$8,613,493

Overhead@								$6,890,413

G&A@								$1,474,960

Total Costs Excluding Fixed Fee								16,978,866

Fixed Fee								$1,001,702

Total Cost Plus Fixed Fae								$17,980,568